                                                                      EXHIBIT 9

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                              (Destinations Life)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses (0.xx%, the average of the actual and estimated fees and expenses including any caps or reimbursements). The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard class (NS) is (a) 0.55% annually of Cash Value for the first ten Policy Years and 0.25% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NS) is (a) 0.45% annually of Cash Value for the first ten Policy Years and 0.20% thereafter or (b) the guaranteed cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -x.xx%, x.xx% and xx.xx%, respectively. Cost of insurance rates vary by age, sex and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to preferred nonsmoker Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and premium payment requested.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                       VALUES--CURRENT COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$10,000] INITIAL PREMIUM ISSUE AGE [40]
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                      VALUES--GUARANTEED COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$10,000] INITIAL PREMIUM
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                       VALUES--CURRENT COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45

ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$10,000] INITIAL PREMIUM
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                      VALUES--GUARANTEED COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45

ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                         ILLUSTRATIONS OF CASH VALUES,
                      SURRENDER VALUES, AND DEATH BENEFITS
                            (Destination Life Plus)

         The tables in this Illustration have been prepared to help show how values under Individual and Survivorship Policies change with investment experience. The tables illustrate how Cash Values, Surrender Values (reflecting the deduction of Withdrawal Charges, if any) and Death Benefits under a Policy issued on an Insured or Insureds of a given age would vary over time, if the hypothetical gross investment rates of return were a uniform, after tax, annual rate of 0%, 6%, and 12%. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Cash Values, Surrender Values and Death Benefits may be different.

         The amounts shown for the Cash Value, Surrender Value and Death Benefit as of each Policy Anniversary reflect the fact that the net investment return on the assets held in the Subaccounts is lower than the gross return. This is because of a daily charge to the Subaccounts for assuming mortality and expense risks, which is equivalent to an effective annual charge of 0.90%. In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses (0.xx%, the average of the actual and estimated fees and expenses including any caps or reimbursements). The tables also reflect applicable charges and deductions including (a) a monthly Administration Charge of 0.35% annually for the first ten Policy Years and 0.25% annually thereafter, (b) a monthly Tax Charge of 0.40% annually for the first ten Policy Years and 0.0% thereafter, (c) an annual Records Maintenance Charge of $30.00 per year, and (d) monthly charges for insurance protection. However, no Records Maintenance Charge is deducted in any year in which the Policy Value exceeds $50,000 on the prior Policy Anniversary. The current cost of insurance charge for Individual Policies, Standard class (NS) is (a) 0.25% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. The current cost of insurance charge for Survivorship Policies, Standard class (NS) is (a) 0.20% annually of Cash Value for the first ten Policy Years and 0.10% thereafter or (b) the guaranteed cost of insurance charge. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges. Hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to the following approximate net annual investment rate of return of -x.xx%, x.xx% and xx.xx%, respectively. Cost of insurance rates vary by age, sex and rating class and, therefore, are not reflected in the approximate net annual investment rate of return above.

         The values shown are for Policies issued to preferred nonsmoker Insureds. Values for Policies issued on a basis involving a higher mortality risk would result in lower Cash Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable rate structure than males.

         The tables also reflect the fact that no charges for Federal, state or other income taxes are currently made against the Separate Account. If such a charge is made in the future, it will take a higher gross rate of return than illustrated to produce the net after-tax returns shown in the tables.

         Upon request, KILICO will furnish an illustration based on the proposed Insured's age, sex and Premium payment requested.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER $[300,000] INITIAL PREMIUM ISSUE AGE [40]
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                       VALUES--CURRENT COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   INDIVIDUAL
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
       MALE STANDARD NON-SMOKER [$300,000] INITIAL PREMIUM ISSUE AGE [40]
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                      VALUES--GUARANTEED COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45


ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$300,000] INITIAL PREMIUM
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                       VALUES--CURRENT COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45

ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT CURRENT COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                  SURVIVORSHIP
        MODIFIED SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                    MALE STANDARD NON-SMOKER ISSUE AGE [45]
                   FEMALE STANDARD NON-SMOKER ISSUE AGE [40]
                           [$300,000] INITIAL PREMIUM
                        $XXXXX INITIAL SPECIFIED AMOUNT:

                      VALUES--GUARANTEED COST OF INSURANCE



                                 0% Hypothetical                     6% Hypothetical                     12% Hypothetical
                             Gross Investment Return             Gross Investment Return             Gross Investment Return
                           -----------------------------      ------------------------------      ------------------------------
              Premium
             Paid Plus
  Policy    Interest at    Cash      Surrender    Death       Cash      Surrender     Death       Cash      Surrender     Death
   Year         5%         Value       Value     Benefit      Value       Value      Benefit      Value       Value      Benefit
----------  -----------    -----     ---------   -------      -----     ---------    -------      -----     ---------    -------

1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
25
30
35
40
45

ASSUMPTIONS:

         (1) NO ADDITIONAL PREMIUMS PAID AND NO POLICY LOANS HAVE BEEN MADE.

         (2) VALUES REFLECT GUARANTEED COST OF INSURANCE CHARGES.

         (3) NET INVESTMENT RETURNS ARE CALCULATED AS THE HYPOTHETICAL GROSS INVESTMENT RETURN LESS ALL CHARGES AND DEDUCTIONS SHOWN IN THE PROSPECTUS APPENDIX.

         (4) DEATH BENEFIT REFLECTS CURRENT INTERNAL REVENUE CODE REQUIREMENTS.

         (5) ZERO VALUES INDICATE POLICY LAPSE IN ABSENCE OF AN ADDITIONAL PREMIUM PAYMENT.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, CASH VALUE AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY KEMPER INVESTORS LIFE INSURANCE COMPANY THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.